UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2017

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway, Suite 400
San Jose, CA 95110
(408) 200-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01     Completion of Acquisition or Disposition of Assets.

As previously announced on May 18, 2017, Pixelworks, Inc. (“Pixelworks”) entered into an Arrangement Agreement (the “Agreement”) to acquire all of the issued and outstanding common shares of ViXS Systems Inc. (“ViXS”), as described in the Current Report on Form 8-K filed by Pixelworks on May 23, 2017 (the “Arrangement”). The final Plan of Arrangement, as approved by the Ontario Superior Court of Justice (Commercial List), is filed as Exhibit 2.2 hereto.

Pursuant to the Arrangement, on August 2, 2017 (the “Closing Date”), Pixelworks acquired all of the outstanding common share of ViXS, for an aggregate purchase price consisting of 3,708,263 shares of Pixelworks’ common stock, par value $0.001 per share (“Consideration Shares”). Additionally, all restricted stock units of ViXS which were unvested and outstanding as of the Closing Date, were replaced with new grants of restricted share units of Pixelworks under Pixelworks’ Amended and Restated 2006 Stock Incentive Plan. The aggregate restricted stock units granted at Closing in connection with the Arrangement was an aggregate of 202,043 restricted stock units, each of which represents the right to receive one share of Pixelworks common stock upon settlement.

At Closing, convertible debentures issued by ViXS in an aggregate principal amount of approximately $7.6 million Canadian dollars remained outstanding (the “Convertible Debentures”). The Convertible Debentures as originally issued, included an event of default clause pursuant to which a holder thereof can request the accelerated repayment of the principal sum of, and accrued and unpaid interest on, the Convertible Debentures upon a change of control of ViXS. As at Closing, holders of Convertible Debentures in an aggregate principal amount of approximately $6.35 million Canadian dollars had signed agreements waiving the change of control default clause and agreeing to certain other amendments. Holders of Convertible Debentures in an aggregate principal amount of approximately $1.25 Canadian dollars have not signed such agreements and as such will be eligible to have their Convertible Debentures repaid in cash if they provide ViXS with a notice of acceleration within 30 days following Closing. If such holders do not provide the requisite notice, the Convertible Debentures held by them will continue to remain outstanding. All Convertible Debentures that remain outstanding may be redeemed at the option of ViXS, mature in either September 2019 or January 2020, depending on the series, and are secured by a first ranking security interest over the assets of ViXS. The Convertible Debentures carry an entitlement to a 10% premium to principal upon redemption at the option of ViXS until December 31, 2017. Each holder of a Convertible Debenture shall receive upon the subsequent conversion of such Convertible Debenture in accordance with its terms, shares of common stock of Pixelworks.

The maximum number of shares of Pixelworks common stock that may be issued in the event that all Convertible Debentures convert into common stock of Pixelworks is approximately 1.067 million shares.

The Consideration Shares, and the right to receive shares of common stock of Pixelworks upon conversion of the Convertible Debentures will be issued in reliance upon Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval. Additionally, Pixelworks has agreed to file by October 31, 2017 a registration statement on Form S-3 registering the shares of common stock to be issued upon conversion of any Convertible Debentures.

At Closing, the Company repaid ViXS’ outstanding debt with Comerica Bank of approximately $4 million, using its cash on hand.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was originally filed as an exhibit to the Company’s Current Report on Form 8-K filed on May 23, 2017, and is incorporated herein by reference.

Item 3.02.        Unregistered Sales of Equity Securities.

The disclosure under Item 2.01 of this Current Report on Form 8-K relating to the Agreement and the issuance of Consideration Shares and right to receive shares of common stock of Pixelworks upon conversion of the Convertible Debentures thereunder is incorporated herein by reference.

Item 7.01         Regulation FD Disclosure.

On August 2, 2017, Pixelworks issued a press release announcing the closing of the Arrangement under the Agreement. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company intends to file the historical financial statements of ViXS for the periods specified in Rule 8-04(b) of Regulation S-X in an amendment to this report under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

The Company intends to furnish pro forma financial information relating to the ViXS acquisition required pursuant to Rule 8-05 of Regulation S-X in an amendment to this report under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1
Arrangement Agreement between Pixelworks, Inc. and ViXS Systems Inc. dated May 18, 2017 (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 23, 2017, and incorporated herein by reference).

2.2	Plan of Arrangement (Schedule A to the Arrangement Agreement), as approved by the Ontario Superior Court of Justice (Commercial List).
99.1	Press Release dated August 2, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	August 8, 2017	/s/ Steven L. Moore
Steven L. Moore Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit No.	Description
2.1
Arrangement Agreement between Pixelworks, Inc. and ViXS Systems Inc. dated May 18, 2017 (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 23, 2017, and incorporated herein by reference).

2.2	Plan of Arrangement (Schedule A to the Arrangement Agreement), as approved by the Ontario Superior Court of Justice (Commercial List).
99.1	Press Release dated August 2, 2017.